Exhibit 10.1

May 2, 2025

VIA E-MAIL

Henry Schein, Inc.

135 Duryea Road

Melville, New York 11747

Attention: Walter Siegel, Kelly Murphy

Email: [*** - personal information]

KKR Hawaii Aggregator L.P.

c/o Kohlberg Kravis Roberts & Co. L.P.

Sand Hill Road, Suite 200

Menlo Park, CA 94025

Attention: Hunter Craig and Max Lin

Email: [*** - personal information]

Re:	Voting Commitment

Dear Sirs and Madams:

Reference is made to that certain Strategic Partnership Agreement, dated as of January 29, 2025 (as the same may be amended, supplemented or otherwise modified from time to time, the “Agreement”), by and between Henry Schein, Inc., a Delaware corporation (the “Company”), and KKR Hawaii Aggregator L.P. (the “Investor”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This letter agreement is being executed and is effective as of the date first written above.

1. The parties agree that Section 5.11 of the Agreement shall be deleted in its entirety and replaced with “[Intentionally omitted].”

2. Except as specifically set forth herein, (i) the execution, delivery and effectiveness of this letter agreement shall not constitute a waiver or amendment of any provision of the Agreement and (ii) all of the terms of the Agreement shall remain unmodified and in full force and effect.

3. Any reference to the Agreement contained in any notice, request, certificate or other document shall be deemed to include this letter agreement.

4. The provisions of Article VIII of the Agreement are hereby incorporated by reference into this letter agreement, mutatis mutandis.

Sincerely,

HENRY SCHEIN, INC.

By:	/s/ Walter Siegel
Name:	Walter Siegel
Title:	Senior Vice President & Chief Legal Officer

Acknowledged and Agreed:

KKR HAWAII AGGREGATOR L.P.

BY:	KKR Hawaii Aggregator GP LLC, its general partner

By:	/s/ Max C. Lin
Name: Max C. Lin
Title: President